UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2011

STALAR 1, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52971	26-1402640
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification Number)

317 Madison Ave., Suite 1520, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

(212) 953-1544 Registrant’s telephone number, including area code:

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On September 2, 2011, Stalar 1, Inc. (“Stalar”) entered into a Reverse Merger and Financial Advisory Agreement (the “Merger Agreement”) with Tianjin TEDA Hengyun Commerce and Trade Co., Ltd. (“Tianjin”). Pursuant to the Merger Agreement, Tianjin would either (i) effect a merger with Stalar, or (ii) effect a merger with another entity. In consideration of either merger, Stalar, or its designee, would receive fully-paid and non-assessable shares of the survivor of the merger and warrants to purchase additional capital stock of the survivor of the merger. Additionally, the Merger Agreement prohibits Tianjin from soliciting, entertaining, negotiating, accepting or considering a merger transaction with any other entity. Pursuant to the Merger Agreement, Tianjin will place $10,000 in escrow with counsel to Stalar for the future payment of costs associated with a merger transaction, and if Tianjin fails to consummate a merger pursuant to the Merger Agreement, through no fault of Stalar, the proceeds of the escrow will be released to Stalar as liquidated damages. The term of the Merger Agreement is eighteen (18) months, however, in the event that Stalar determines that there is any material adverse issues that arise in the course of its due diligence investigation of Tianjin and/or its operations, Stalar has the right to immediately terminate the Merger Agreement without any liability to Stalar. No material relationship is known to exist between Stalar and Tianjin.   A copy of the Merger Agreement is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference. The foregoing summary and description of the Merger Agreement is qualified by reference to the full text of Exhibit 10.1.

Stalar is also a party to an agreement (the “Agreement”) dated September 2, 2011 among Stalar, North American Industrial Investment Co., Ltd., and Rebel Group, Inc. (“Rebel”), which provides for the allocation of shares and warrants received by Rebel and/or its affiliates in the merger. Dr. Steven R. Fox, the majority stockholder, officer and director of Stalar, is the sole stockholder, sole officer and sole director of Rebel. A copy of the Agreement is attached as Exhibit 10.2 to this Form 8-K and incorporated herein by reference. The foregoing summary and description of the Agreement is qualified by reference to the full text of Exhibit 10.2.

Item 9.01.	Financial Statements and Other Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Reverse Merger and Financial Advisory Agreement dated September 2, 2011 by and between Stalar 1, Inc. and Tianjin TEDA Hengyun Commerce and Trade Co., Ltd.*

10.2	Agreement dated September 2, 2011 among Stalar 1, Inc., North American Industrial Investment Co., Ltd., and Rebel Group, Inc.

*The agreement at Exhibit 10.1 is in English only. The executed version of this agreement included English, and its Chinese translation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STALAR 1, INC.

Date: September 6, 2011	By:	/s/ Steven R. Fox
Chief Operating Officer and
Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Reverse Merger and Financial Advisory Agreement dated September 2, 2011 by and between Stalar 1, Inc. and Tianjin TEDA Hengyun Commerce and Trade Co., Ltd.

10.2	Agreement dated September 2, 2011 among Stalar 1, Inc., North American Industrial Investment Co., Ltd., and Rebel Group, Inc.